EXHIBIT 12.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Sergio Assenco Tavares dos Santos, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (i) the annual report of Tele Centro Oeste Celular Participacoes S.A. on Form 20-F for the fiscal year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (ii) the information contained in such annual report on Form 20-F fairly presents in all material respects the financial condition and results of operations of Tele Centro Oeste Celular Participacoes S.A.

Date: June 30, 2003

                                          /S/ SERGIO ASSENCO TAVARES DOS SANTOS
                                          -------------------------------------
                                           Sergio Assenco Tavares dos Santos
                                                       President